UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):    August 31, 2005

                             SCIENTIFIC ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           UTAH                     000-50559                    87-0680657
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

                  630 NORTH 400 WEST, SALT LAKE CITY, UT 84103
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 359-2410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                    FORM 8-K


SECTION 3  - SECURITIES AND TRADING MARKETS

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

     On August 31, 2005 at a special meeting of the Scientific Energy, Inc. board of directors, the board authorized the issuance of 4,915,100 shares of Scientific Energy's authorized, but previously unissued common stock to our President, Todd Crosland, in consideration for his agreement to convert into shares of common stock certain debt, in the aggregate amount of $49,151 presently due and owing to Mr. Crosland as a results of loans and/or advances made to our company. The board also authorized the issuance of 3,000,000 shares of authorized, but previously unissued common stock, to four directors in consideration for services rendered and/or to be rendered to the board and to the company by the individual directors. The shares were valued at $0.01 per share.

     The above referenced shares of common stock were issued in a private transaction to persons having knowledge of our company and its business. The shares were issued pursuant to an exemption from registration under the Securities Act of 1933 as provided by Section 4(2) of that Act.

SECTION 5 - CORPORATE GOVERNANCE

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Also at the special meeting of the board of directors, the board unanimously appointed as a new director Mr. Dale C. Gledhill. Mr. Gledhill is presently, and has been since 1998, the Chairman and President of Grandway USA, Inc. In November of 2003, we entered into a licensing agreement with Grandway whereby it will assume development of our patents and technology. If and when Grandway is able to manufacture and perfect the technologies covered by the licensing agreement, Grandway will use its marketing network to bring our technologies to market. We will receive a royalty fee in connection with any sales of products developed from our technologies. Also, from 2003 to the present, Mr. Gledhill has been the Chairman and President Cheetah USA Corporation.

NOTES ABOUT FORWARD-LOOKING STATEMENTS

     Statements contained in this current report which are not historical facts may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. We caution the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SCIENTIFIC ENERGY, INC.



Date:  September 2, 2005         By         /S/ TODD B. CROSLAND
                                    -----------------------------------------
                                         Todd B. Crosland
                                         President and Director

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